EXHIBIT 99.2
Filed by Mitchell Energy & Development Corp.
Pursuant to Rule 425 under the Securities Act of 1933
And deemed filed pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Mitchell Energy & Development Corp.
Commission File No. 001-06959

          The following slide presentation was presented by Mitchell Energy & Development Corp. to a group of outside analysts on August 21, 2001.

Distribution of Operations

North Texas
65%/52%
East Texas
16%/7%
Central / Southeast Texas
15%/38%

% of Total
- Gas Produced
- Gas Gathered

April 2001

Distribution of Operations

Upstream

Proven Oil & Gas Reserves

East Texas 9%
Gulf Coast 7%
West Texas / New Mexico 2%
North Texas 82%

2,110 Bcfe
(5/31/01)

Oil & Gas Production

East Texas 17%
Gulf Coast 18%
West Texas / New Mexico 3%
North Texas 62%

417 MMcfe/d
(2Q - '01)

Total

Operating Cash Flow

3rd Party Mid-Stream 19%
Upstream (Including Bridgeport) 81%

$591 Million
(Calendar 2000)

Mid-Stream

Proven NGL Reserves

Central Texas 16%
Gulf Coast 6%
West Texas 11%
North Texas 67%

245 Bbls
(7/31/01)

NGL Production

Central Texas 23%
Gulf Coast 11%
West Texas 13%
North Texas 53%

57,400 Bbl/d
(2Q - '01)

North Texas Drilling

Barnett Shale
Wells Drilled 670
Developed Reserves 833 Bcf
Atoka Conglomerate
Wells Drilled 2,480
Developed Reserves 2,030 Bcf
10 MI.

MND Leases: 417,000 Acres

Barnett Development History

Unit Drilling Costs ($/Mcf Equivalent)
Gel Frac – Lower Barnett Only
1.0 Bcf / well
$.89
$.73
$.68
$.64
'91–'92
'93–'94
'95–'96
'97–'98
Light Sand Frac
1.25 Bcf / well
$.50
$.65
'99–'00
3Q '01

North Texas "Sweet Spot" Log

STRAWN
PARKS REEF
(4000')
CADDO
SANDSTONE
(4500')
BARNETT
SHALE
(6500')
ELLENBURGER
(7500')
BARNETT
SHALE
(6500')
VIOLA/
SIMPSON
Washington
Monument
GAS
OIL

Barnett Shale Highlights

- Production
  - Gas and NGL volumes grew 225% and 33% respectively over past 24 months.
  - Provides basis for expected total gas growth of 25%+ in 2001 and 20%+ CAGR through 2003.
- Reserves
  - 1.1 Tcfe added since January 2000.
  - 1.7 Tcfe of proven reserves at June 2001.
- Drilling
  - Completed 144 wells in 2000 and expect 280 wells to be drilled in 2001.
  - Raising drilling program to 20 rigs by year end.

Barnett Shale Development

Probable
Possible
Proven
5 MI.
MND Acreage: 230,000 Acres

Future Wells	
Proven	1,180
Probable	380
Possible	900
Total 3P	2,460

3P Reserves	1.8 Tcfe

Infill Development Pilots

Barnett Shale Rework / Refrac Program

Jobs Performed
Thru March 2001 137
Future 227
70
60
50
40
30
20
10
0
MMcf/d
1 3 11 12 16 22 21 21 30 Jobs
Q1 Q2 Q3 Q4
1998
Q1 Q2 Q3 Q4
1999
Q1 Q2 Q3 Q4
2000
Q1 Q2
2001

Denton Creek Trading Co. No. 1

10,000
1,000
100
10
Mcf / Day
1.0 Bcf
1992
1994
1996
1998
2000
2002

Incidental Frac Enhancement

Production Increase Due to Offset Well Stimulation

61 Wells
0.5 Bcf Model
Mcf / Day
900
800
700
600
500
400
300
200
100
0
-60
-30
0
30
60
90
120
150
180
210
240
270
300
330
360
Days

Barnett Shale Sales

MMcf/d
52
54
64
66
67
72
94
112
131
153
181
194
218
Rigs
2 – 4
2
2
4
6
6
6
8
10
11
15
18
20
'96
'97
'98
1Q
2Q
3Q
4Q
1999
1Q
2Q
3Q
4Q
2000
1Q
2Q
3Q
4Q
2001

Barnett Shale – Drilling Economics
(3Q 2001)

Assumed Henry Hub Prices
$3.34/MMBtu Escalated
$2.50/MMBtu Flat
ROR - AFIT
100%
75%
50%
25%
0%
64%
33%
45%
19%
34%
17%
Proven – Rich
Proven – Lean
Expansion - Rich
Payout (Yrs)
1.3 2.3
1.7 3.3
2.1 3.5

Total Undrilled Locations

2,950
2,950
Possible
Probable
Proved
Other
Barnett
Category
Location

Reserve Potential: 2.1 Tcfe

Gas Sales Outlook

MMcf/d
Other
Barnett
20%+ Annualized Increase
248
245
306
25%+
64
75
144
1998
1999
2000
2001*
2003*

* Production forecast announced December 14, 2000.

North Texas Facilities Expansion

Expanded
Inter / Intra
State Markets
470 MMcf/d
Three Phase Plant
Expansion
– Plus –
Gathering and Sales
Pipeline Additions
Existing
Midwest
Market
130 MMcf/d
Existing
Local
Markets
80 MMcf/d

Plant NGL Production
(MBbl/d)
18
24
44
2000(a)
2001(e)
2003 or
Beyond

Mid-Stream Free Cash Flow

(In Millions)
$200
$150
$100
$50
$0
1997
1998
1999
2000
6 Mo. 2001
Capital Investment
Operating Cash Flow

Midstream Volume Growth

Pipeline Throughput
(MMcf/d)
554
555
779
20%+
'98
'99
'00
'01*

NGLs
(MBbl/d)
41.8
44.0
49.8
10%
'98
'99
'00
'01*

* Forecast

Barnett Shale Upside

Current 3P
Productive
Area
Basin Margin
Dallas / Ft Worth
Metroplex
Potential Gas
Productive Area
15 MI.

● 35 Wells Outside 3P Productive Area

Acreage Position within Potential Gas Productive Area

Wise	75,000
Parker	25,000
Johnson	75,000
Total	175,000

Barnett Shale Future Potential

- Extension of proven area to north and east.
- Multiple refracturing to increase per well drainage.
- Infill development (27 acre) to improve recovery efficiency.
- Continuing leasing and acquisition programs in 3P development area.
- Possible extension of play to west and south on large acreage blocks.

INVESTOR NOTICES

     The foregoing slide presentation includes “forward-looking statements” as defined by the Securities and Exchange Commission. Such statements are those concerning strategic plans, expectations and objectives for future operations. All statements, other than statements of historical fact, included in the foregoing slide presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. This includes estimates of possible/probable undrilled locations, future production levels, future financial performance and other matters. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. Statements regarding future production are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, inflation or lack of availability of goods and services, environmental risks, drilling risks and regulatory changes. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements.

     Investors and security holders are advised to read the joint proxy statement/ prospectus that will be included in the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission in connection with the proposed merger of Mitchell Energy & Development Corp. with and into a wholly owned subsidiary of Devon Energy Corporation because it will contain important information. The joint proxy statement/prospectus will be filed with the SEC by Devon and Mitchell. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Devon and Mitchell with the SEC at the SEC’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents (relating to Devon) may also be obtained for free from Devon by directing such request to: Devon Energy Corporation, 20 North Broadway, Suite 1500, Oklahoma City, Oklahoma 73102-8260, Attention: Investor Relations, telephone: (405) 552-4570, e-mail: judy.roberts@dvn.com. The joint proxy statement/prospectus and such other documents (relating to Mitchell) may also be obtained for free from Mitchell by directing such request to: Mitchell Energy & Development Corp., 2001 Timberloch Place, The Woodlands, Texas 77380, Attention: Investor Relations, telephone: (713) 377-6625, e-mail: mndpr@mitchellenergy.com.

     Devon, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Devon’s shareholders in connection with the transaction. Information regarding such persons and a description of their interests in the transaction is contained in Devon’s Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.

     Mitchell, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Mitchell’s shareholders in connection with the transaction. Information regarding such persons and a description of their interests in the transaction is contained in Mitchell’s Proxy Statements and Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.